UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 16, 2016 (August 16, 2016)

BMC STOCK HOLDINGS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Lakeside Commons

980 Hammond Drive, NE, Suite 500

Atlanta, GA 30328

(Address Of Principal Executive Offices) (Zip Code)

(678) 222-1219

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On August 16, 2016, BMC Stock Holdings, Inc., a Delaware corporation (the “Company”), gave notice of conditional full redemption of its 9.0% Senior Secured Notes due 2018 (the “Notes”) issued pursuant to the Indenture, dated as of September 20, 2013 (as amended, supplemented, or otherwise modified, the “Indenture”), among the Company, the Guarantors party thereto and Wilmington Trust, National Association, as trustee (the “Trustee”) that, subject to the satisfaction of the Condition (as defined below), the Company has elected to redeem (the “Redemption”), on September 15, 2016 (the “Redemption Date”) all of the Company’s Notes currently outstanding.

The redemption price for the Notes will be equal to 103.375% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date. The Redemption is subject to and conditioned upon the closing of one or more debt financing transactions in an amount sufficient to pay the Redemption Price (the “Condition”). In the Company’s discretion, the Redemption Date may be delayed or may not occur and the notice of conditional full redemption may be rescinded in the event that the Condition is not satisfied by the Redemption Date, or by the Redemption Date so delayed.

This report does not constitute a notice of redemption under the Indenture, nor an offer to tender for, or purchase, any Notes or any other security. There can be no assurances that the Condition will be satisfied or that the Redemption will occur.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report includes “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts or present facts or conditions. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology.

The forward-looking statements reflect our views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements.

All such factors are difficult to predict and are beyond the Company’s control. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC STOCK HOLDINGS, INC.

Date: August 16, 2016	By:	/s/ James F. Major, Jr.
		Name:	James F. Major, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer